Exhibit 23

                               Consent of Experts

                           [CROWE CHIZEK LETTERHEAD]


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 333-4138 and 333-4146 of Home Bancorp on Form S-8 of our report dated October 21, 1998 contained in the Annual Report to Shareholders under Exhibit 13 to Home Bancorp's Annual Report on Form 10-K for the fiscal year ended September 30, 1998.


                                                /s/Crowe, Chizek and Company LLP
                                                --------------------------------
                                                   Crowe, Chizek and Company LLP

South Bend, Indiana
December 16, 1998